UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016

MyDx, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6635 Ferris Square, Suite B,
San Diego, CA 92121

(Address of Principal Executive Offices)

800-814-4550

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On September 29, 2016, MyDx, Inc. (the “Company”) filed a Certificate of Amendment to Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada to increase the Company’s authorized common stock from three hundred and seventy five million (375,000,000) to ten billion (10,000,000,000) shares of common stock, par value $0.001 per share and authorized for issuance ten million (10,000,000) shares of blank check preferred stock, par value $0.001 (“Blank Check Preferred Stock”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation, dated September 29, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MyDx, INC.

Date: October 4, 2016	By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Chief Executive Officer

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